UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	November 18, 2005
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code	(513) 870-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On November 18, 2005, the compensation committee of the board of directors of Cincinnati Financial Corporation granted increases in 2006 annual base salaries and awarded 2005 cash bonuses to John J. Schiff, Jr., president and chief executive officer; James E. Benoski, chief insurance officer and senior vice president; Jacob F. Scherer, Jr., senior vice president; Kenneth W. Stecher, chief financial officer and senior vice president, secretary, treasurer; Thomas A. Joseph, senior vice president, who are the named executive officers in the Proxy Statement for the company's 2005 Annual Meeting of Shareholders. The bonuses are for the past efforts and services of these officers on behalf of the company while the salary increases provide for future services and for the benefits to the company as a result of these services. A current summary of Cincinnati Financial Corporation’s Named Executive Officer Annualized Salary is attached as Exhibit 10.1 and is incorporated herein by reference.  Subject to shareholder approval at the 2006 Annual Meeting of Shareholders, the Board also adopted the performance-based Executive Incentive Compensation Plan applicable to the chief executive officer and the next four highest compensated executive officers.  A copy of the plan is attached as Exhibit 10.2 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 21, 2005, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release.

The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.1 – Summary of Cincinnati Financial Corporation’s Named Executive Officer Annual Compensation

Exhibit 10.2 – Executive Incentive Compensation Plan

Exhibit 99.2 – News release dated November 21, 2005, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: November 23, 2005

/s/ Kenneth W. Stecher

Kenneth W. Stecher

Chief Financial Officer, Senior Vice President, Secretary and Treasurer

(Principal Accounting Officer)